Exhibit 32.1


                           CERTIFICATIONS PURSUANT TO
                                 SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002



Certification of CEO
--------------------

In connection with the Annual Report of Frequency Electronics, Inc. (the "Company") on Form 10-K for the year ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin
B. Bloch, Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Martin B. Bloch                               July 29, 2004
----------------------
    Martin B. Bloch
    Chief Executive Officer



      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



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